File Nos. 33-20891
                                                                     811-5527
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [X]

     Pre-Effective Amendment No.                                     [  ]

     Post-Effective Amendment No. 15                                  [X]

                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]

     Amendment No. 15                                                 [X]

                     (Check appropriate box or boxes.)

            DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
             (Exact Name of Registrant as Specified in Charter)


          c/o The Dreyfus Corporation
          200 Park Avenue, New York, New York          10166
          (Address of Principal Executive Offices)     (Zip Code)

     Registrant's Telephone Number, including Area Code: (212) 922-6000

                            Mark N. Jacobs, Esq.
                              200 Park Avenue
                          New York, New York 10166
                  (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

          immediately upon filing pursuant to paragraph (b)
     ----

      X   on June 2, 1997 pursuant to paragraph (b)
     ----

          60 days after filing pursuant to paragraph (a)(i)
     ----
          on      (date)     pursuant to paragraph (a)(i)
     ----
          75 days after filing pursuant to paragraph (a)(ii)
     ----
          on      (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----

If appropriate, check the following box:

          this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----

     Registrant has registered an indefinite number of shares of its common stock under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended January 31, 1997 was filed on March 27, 1997.


            DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
               Cross-Reference Sheet Pursuant to Rule 495(b)

Items in
Portfolio
Form N-1A  Caption                                     Page
_________  _______                                     ____

 1        Cover Page                                   Cover

 2        Synopsis                                     3

 3        Condensed Financial Information              3

 4        General Description of Registrant            4, 17

 5        Management of the Fund                       7

 5(a)     Management's Discussion of Fund's            *
          Performance

 6        Capital Stock and Other Securities           18

 7        Purchase of Securities Being Offered         8

 8        Redemption or Repurchase                     13

 9        Pending Legal Proceedings                    *

Items in
Part B of
Form N-1A Caption                                      Page
_________  _______                                     ____

 10       Cover Page                                   Cover

 11       Table of Contents                            Cover

 12       General Information and History              B-23

 13       Investment Objectives and Policies           B-2

 14       Management of the Fund                       B-8

 15       Control Persons and Principal                B-10
          Holders of Securities

 16       Investment Advisory and Other                B-12
          Services

____________________________________
NOTE:  * Omitted since answer is negative or inapplicable.

            DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
         Cross-Reference Sheet Pursuant to Rule 495(b) (continued)


Items in
Part B of
Form N-1A Caption                                           Page
_________ _______                                           _____

 17       Brokerage Allocation                              B-21

 18       Capital Stock and Other Securities                B-23

 19       Purchase, Redemption and Pricing                  B-13, B-16,
          of Securities Being Offered                       B-20

 20       Tax Status                                        B-21

 21       Underwriters                                      B-20

 22       Calculations of Performance Data                  B-22

 23       Financial Statements                              B-33


Items in
Part C of
Form N-1A Caption                                           Page
_________ _______                                           _____

 24       Financial Statements and Exhibits                 C-1

 25       Persons Controlled by or Under                    C-3
          Common Control with Registrant

 26       Number of Holders of Securities                   C-3

 27       Indemnification                                   C-3

 28       Business and Other Connections of                 C-4
          Investment Adviser

 29       Principal Underwriters                            C-9

 30       Location of Accounts and Records                  C-12

 31       Management Services                               C-12

 32       Undertakings                                      C-12

____________________________________
NOTE:  * Omitted since answer is negative or inapplicable.


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PROSPECTUS                                                        JUNE 2, 1997

            DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
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        DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC. (THE "FUND") IS AN OPEN-END, NON-DIVERSIFIED, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A MONEY MARKET MUTUAL FUND. THE FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE YOU WITH AS HIGH A LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL AND NEW JERSEY INCOME
TAXES AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE
OF LIQUIDITY.
        YOU CAN INVEST, REINVEST OR REDEEM SHARES AT ANY TIME WITHOUT CHARGE OR PENALTY. THE FUND PROVIDES FREE REDEMPTION CHECKS, WHICH YOU CAN USE IN AMOUNTS OF $500 OR MORE FOR CASH OR TO PAY BILLS. YOU CONTINUE TO EARN INCOME ON THE AMOUNT OF THE CHECK UNTIL IT CLEARS. YOU CAN PURCHASE OR REDEEM SHARES BY TELEPHONE USING DREYFUS TELETRANSFER.
        THE DREYFUS CORPORATION PROFESSIONALLY MANAGES THE FUND'S PORTFOLIO. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE
U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
        SINCE THE FUND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER, AN INVESTMENT IN THE FUND MAY INVOLVE GREATER RISK THAN INVESTMENTS IN CERTAIN OTHER TYPES OF MONEY MARKET FUNDS.
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

        THE STATEMENT OF ADDITIONAL INFORMATION, DATED JUNE 2, 1997, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.

        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER
AGENCY.
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                              TABLE OF CONTENTS
                                                                  Page
     Annual Fund Operating Expenses....................             3
     Condensed FInancial Information...................             3
     Yield Information.................................             4
     Description of the Fund...........................             4
     Management of the Fund............................             7
     How to Buy Shares.................................             8
     Shareholder Services..............................            10
     How to Redeem Shares..............................            13
     Shareholder Services Plan.........................            16
     Dividends, Distributions and Taxes................            16
     General Information...............................            18

     Appendix..........................................            19

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
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                    [This Page Intentionally Left Blank ]
                                    Page 2

                       ANNUAL FUND OPERATING EXPENSES
                 (as a percentage of average daily net assets)
    Management Fees ............................................................................          .50%
    Other Expenses..............................................................................          .15%
    Total Fund Operating Expenses...............................................................          .65%

EXAMPLE:                                         1 YEAR         3 YEARS       5 YEARS         10 YEARS
    You would pay the following expenses on
    a $1,000 investment, assuming (1) 5%
    annual return and (2) redemption at the
    end of each time period:                       $7             $21            $36            $81

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        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
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        The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Fund, the payment of which will reduce investors' annual return. The information in the foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. You can purchase Fund shares without charge directly from the Fund's distributor; you may be charged a fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution. See "Management of the Fund", "How to Buy Shares" and "Shareholder Services Plan."

                       CONDENSED FINANCIAL INFORMATION

        The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report is incorporated by reference into the Statement of Additional Information. Further financial data and related notes are included in the Statement of Additional Information, available upon request.

                            FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                     YEAR ENDED JANUARY 31,
                               ----------------------------------------------------------------------------------------------
PER SHARE DATA:                 1989(1)     1990       1991       1992       1993       1994      1995        1996       1997
                                ------     ------     ------     ------     ------     ------     ------     ------     -----
  Net asset value,
  beginning of year.           $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                ------     ------     ------     ------     ------     ------     ------     ------     ------
  INVESTMENT OPERATIONS:
  Investment income-net          .036       .062       .057       .042       .027       .020       .025       .032       .027
                                ------     ------     ------     ------     ------     ------     ------     ------     ------
    DISTRIBUTIONS:
  Dividends from investment
  income-net........            (.036)     (.062)     (.057)     (.042)     (.027)     (.021)     (.025)     (.032)     (.027)
                                ------     ------     ------     ------     ------     ------     ------     ------     ------
  Net asset value, end of year $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                ======     ======     ======     ======     ======     ======     ======     ======     ======
TOTAL INVESTMENT RETURN       5.95%(2)      6.33%      5.83%      4.22%      2.68%      2.12%      2.55%      3.25%      2.75%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to
  average net assets              .--        .23%       .16%       .17%       .32%       .35%       .42%       .59%       .65%
  Ratio of net investment
  income to average
  net assets........          6.06%(2)      6.13%      5.66%      4.14%      2.65%      2.10%      2.52%      3.21%      2.71%
  Decrease reflected in
  above expense ratios due
  to undertakings by The
  Dreyfus Corporation          .79%(2)       .42%       .45%       .45%       .32%       .30%       .22%       .06%        --
  Net Assets, end of year
  (000's omitted)...         $294,01    $501,475   $848,608   $823,739   $781,600   $778,236$772,913  $647,557$561,260
(1)  From June 21, 1988 (commencement of operations) to January 31, 1989.
(2)  Annualized.

                                    Page 3

                              YIELD INFORMATION
        From time to time, the Fund advertises its yield and effective yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The Fund's yield and effective yield may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund."
        Tax equivalent yield is calculated by determining the pre-tax yield which, after being taxed at a stated rate, would be equivalent to a stated yield or effective yield calculated as described above.
        Yield information is useful in reviewing the Fund's performance, but because yields will fluctuate, such information under certain conditions may not provide a basis for comparison with domestic bank deposits, other investments which pay a fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield.

        Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Bank Rate Monitortrademark, N. Palm Beach, Fla. 33408, IBC's Money Fund ReportTM, Morningstar, Inc. and other industry publications.

                          DESCRIPTION OF THE FUND
INVESTMENT OBJECTIVE
        The Fund's investment objective is to provide you with as high a level of current income exempt from Federal and New Jersey income taxes as is consistent with the preservation of capital and the maintenance of liquidity. To accomplish its investment objective, the Fund invests primarily in the debt securities of the State of New Jersey, its political subdivisions, authorities and corporations, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal and State of New Jersey income taxes (collectively, "New Jersey Municipal Obligations"). To the extent acceptable New Jersey Municipal Obligations are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other debt securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal, but not New Jersey income taxes. The Fund's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved. Securities in which the Fund invests may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.
MUNICIPAL OBLIGATIONS
        Debt securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax ("Municipal Obligations") generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for
                                    Page 4

the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest.
MANAGEMENT POLICIES
        It is a fundamental policy of the Fund that it will invest at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in Municipal Obligations. Under normal circumstances, at least 65% of the value of the Fund's net assets will be invested in New
Jersey Municipal Obligations and the remainder may be invested in securities that are not New Jersey Municipal Obligations and therefore may be subject to New Jersey income taxes. See "Investment Considerations and Risks_Investing in New Jersey Municipal Obligations" below, and "Dividends, Distributions and Taxes." The Fund also may invest in Taxable Investments of the quality described under "Appendix_Certain Portfolio Securities_Taxable Investments."

        The Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act, which Rule includes various maturity, quality and diversification requirements, certain of which are summarized as follows. In accordance with Rule 2a-7, the Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Fund's Board to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated only by one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Fund's Board. The nationally recognized statistical rating organizations currently rating instruments of the type the Fund may purchase are Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), and Fitch Investors Service, L.P. ("Fitch") and their rating criteria are described in Appendix B to the Statement of Additional Information. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

        From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. Interest on Municipal Obligations (including certain industrial development bonds) which are specified private activity bonds, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), issued after August 7, 1986, while exempt from Federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company may be treated as such a preference item to shareholders. The
                                    Page 5

Fund may invest without limitation in such Municipal Obligations if The Dreyfus Corporation determines that their purchase is consistent with the Fund's investment objective. See "Investment Considerations and Risks" below. INVESTMENT CONSIDERATIONS AND RISKS
GENERAL -- Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities.

INVESTING IN NEW JERSEY MUNICIPAL OBLIGATIONS -- Since the Fund is concentrated in securities issued by New Jersey or entities within New Jersey, an investment in the Fund may involve greater risk than investments in certain other types of money market funds. You should consider carefully the special risks inherent in the Fund's investment in New Jersey Municipal Obligations. If there should be a default or other financial crisis relating to the State of New Jersey or an agency or municipality thereof, the market value and marketability of outstanding New Jersey Municipal Obligations in the Fund's portfolio and interest income to the Fund could be adversely affected. Although New Jersey enjoyed a period of economic growth with unemployment levels below the national average during the mid-1980s, the State's economy slowed down well before the onset of the national recession, which, according to the National Bureau of Economic Research, began in July 1990. Reflecting the economic downturn, the State's unemployment rate rose from a low of 3.6% in the first quarter of 1989 to a recessionary peak of 8.5% during 1992. Since then, the State's unemployment rate fell to an average of 6.4% during 1995 and 6.1% for the four month period from May 1996 through August 1996. In July l991, S&P lowered its rating of the State's general obligation debt from AAA to AA+. You should obtain and review a copy of the Statement of Additional Information which more fully sets forth these and other risk factors.

INVESTING IN MUNICIPAL OBLIGATIONS -- The Fund may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, the Fund may be subject to greater risk as compared to a fund that does not follow this practice.
        Certain municipal lease/purchase obligations in which the Fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, The Dreyfus Corporation will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.
        Certain provisions in the Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Fund and thus reduce available yield. Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enact-
                                    Page 6

ed that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.
NON-DIVERSIFIED STATUS -- The classification of the Fund as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, the Fund's investments may be more sensitive to changes in the market value of a single issuer. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.
SIMULTANEOUS INVESTMENTS -- Investment decisions for the Fund are made independently from those of other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.
                          MANAGEMENT OF THE FUND

INVESTMENT ADVISER -- The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of April 30, 1997, The Dreyfus Corporation managed or administered approximately $83 billion in assets for approximately 1.7 million investor accounts nationwide.

        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Maryland law.

        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $233 billion in assets as of December 31, 1996, including approximately $86 billion in proprietary mutual fund assets. As of December 31, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.046 trillion in assets, including approximately $57 billion in mutual fund assets.

                                    Page 7

        For the fiscal year ended January 31, 1997, the Fund paid The Dreyfus Corporation a monthly management fee at the annual rate of .50 of 1% of the value of the Fund's average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the expense ratio of the Fund and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.

        In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the State ment of Additional Information.
        The Dreyfus Corporation may pay the Fund's distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The
Fund's distributor may use part or all of such payments to pay securities dealers, banks or other financial institutions in respect of these services.

DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.

TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian.
                             HOW TO BUY SHARES

        Fund shares are sold without a sales charge. You may be charged a fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution. Share certificates are issued only upon your written request. No certificates are issued for fractional shares. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified plans. The Fund reserves the right to reject any purchase order.


        The minimum initial investment is $2,500, or $1,000 if you are a client of a securities dealer, bank or other financial institution which maintains an omnibus account in the Fund and which has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus
 Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time. Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset BuilderRegistration Mark, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus
                                    Page 8

Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

        You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."
        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, DDA #8900052309/Dreyfus New Jersey Municipal Money Market Fund, Inc., for purchase of Fund shares in your name. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account
Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and your Fund account number PRECEDED BY THE DIGITS "1111."
        Fund shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Transfer Agent. If you do not remit Federal Funds, your payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire or within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, your money will not be invested.
        The Fund's net asset value per share is determined as of 12:00 Noon, New York time, on each day the New York Stock Exchange is open for business. Net asset value per share is computed by dividing the
                                    Page 9

value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of Fund shares outstanding. See "Determination of Net Asset Value" in the Statement of Additional Information.
        If your payments for Fund shares are received in or converted into Federal Funds by 12:00 Noon, New York time, by the Transfer Agent, you will receive the dividend declared that day. If your payments are received in or converted into Federal Funds after 12:00 Noon, New York time, by the Transfer Agent, you will begin to accrue dividends on the following business day.
        Qualified institutions may telephone orders for purchase of Fund shares. These orders will become effective at the price determined at 12:00 Noon, New York time, and the shares purchased will receive the dividend on Fund shares declared on that day, if the telephone order is placed by 12:00 Noon, New York time, and Federal Funds are received by 4:00 p.m., New York time, on that day.
        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
DREYFUS TELETRANSFER PRIVILEGE -- You may purchase shares (minimum $500, maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of shares by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.
                            SHAREHOLDER SERVICES
FUND EXCHANGES -- You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by The Dreyfus Corporation, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, please call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use.

        To request an exchange, you must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange into a fund, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request signed by all shareholders on the account, by a separate signed Shareholder Services Form, available by calling 1-800-645-6561, or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561. If you have established the Telephone
                                    Page 10

Exchange Privilege, you may telephone exchange instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) by calling 1-800-645-6561. If you are calling from overseas, call 516-794-5452. See "How to Redeem Shares_Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Check Redemption Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividend/capital gain distribution option (except for Dreyfus Dividend Sweep) selected by the investor.


        Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If you are exchanging into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders. See "Dividends, Distributions and Taxes."

DREYFUS AUTO-EXCHANGE PRIVILEGE -- Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561. See "Dividends, Distributions and Taxes." DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark -- Dreyfus-Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing
                                    Page 11

House member may be so designated. To establish a Dreyfus-Automatic Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE -- Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. The Fund may terminate your participation upon 30 days' notice to you.
DREYFUS PAYROLL SAVINGS PLAN -- Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, The Dreyfus Corporation, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated. DREYFUS STEP PROGRAM -- Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-AUTOMATIC Asset BuilderRegistration Mark, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time.
DREYFUS DIVIDEND OPTIONS -- Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of another fund in the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in
                                    Page 12

shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund that charges a contingent deferred sales charge, the shares purchased will be subject on redemption to the contingent deferred sales charge, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information. Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.
        For more information concerning these privileges or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated.
AUTOMATIC WITHDRAWAL PLAN -- The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
                             HOW TO REDEEM SHARES
GENERAL
          You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value.

        The Fund imposes no charges when shares are redeemed. Securities dealers, banks and other financial institutions may charge their clients a fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.

        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, YOUR REDEMPTION WILL BE EFFECTIVE AND THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS AUTOMATIC-ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL NOT HONOR REDEMPTION CHECKS UNDER THE CHECK REDEMPTION PRIVILEGE, AND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER
                                    Page 13

PRIVILEGE, FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE
TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE
OR THE DREYFUS AUTOMATIC-ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
        The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.
PROCEDURES
          You may redeem shares by using the regular redemption procedure through the Transfer Agent, or through the Telephone Redemption Privilege, which is granted automatically unless you specifically refuse it by checking the applicable "No" box on the Account Application. The Telephone Redemption Privilege may be established for an existing account by a separate signed Shareholder Services Form or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561. You also may redeem shares through the Check Redemption Privilege, the Wire Redemption Privilege, or the Dreyfus TELETRANSFER Privilege, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption Privilege at any time. Shares for which certificates have been issued are not eligible for the Check Redemption, Wire Redemption, Telephone Redemption or Dreyfus TELETRANSFER Privilege.

        You may redeem shares by telephone if you have checked the appropriate box on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select the Telephone Redemption Privilege or Telephone Exchange Privilege (which are granted automatically unless you refuse them), you authorize the Transfer Agent to act on telephone instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used.
REGULAR REDEMPTION -- Under the regular redemption procedure, you may redeem shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-
                                    Page 14

9671. Redemption requests may be
delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information."
        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
CHECK REDEMPTION PRIVILEGE _ You may write Redemption Checks drawn on your Fund account. Redemption Checks may be made payable to the order of any person in the amount of $500 or more. Redemption Checks should not be used to close your account. Redemption checks are free, but the Transfer Agent will impose a fee for stopping payment of a Redemption Check upon your request or if the Transfer Agent cannot honor the Redemption Check due to insufficient funds or other valid reason. You should date your Redemption Checks with the current date when you write them. Please do not postdate your Redemption Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the check, all postdated Redemption Checks which are dated within six months of presentment for payment, if they are otherwise in good order.
WIRE REDEMPTION PRIVILEGE -- You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire.
TELEPHONE REDEMPTION PRIVILEGE -- You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Telephone Redemption Privilege is granted automatically unless you refuse it. DREYFUS TELETRANSFER PRIVILEGE -- You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period.
        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of shares by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.
                                    Page 15

                          SHAREHOLDER SERVICES PLAN
        The Fund has adopted a Shareholder Services Plan pursuant to which the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of The Dreyfus Corporation, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund'S average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.
                      DIVIDENDS, DISTRIBUTIONS AND TAXES
        The Fund ordinarily declares dividends from net investment income on each day the New York Stock Exchange is open for business. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends usually are paid on the last calendar day of each month and are automatically reinvested in additional Fund shares at net asset value or, at your option, paid in cash. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive distributions in cash or to reinvest in additional Fund shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.
        The Fund intends to be a "qualified investment fund" within the meaning of the New Jersey gross income tax. The primary criteria for constituting a "qualified investment fund" are that (i) the Fund is an investment company registered with the Securities and Exchange Commission which, for the calendar year in which the dividends and distributions (if any) are paid, has no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables, and financial options, futures and forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indices related thereto and (ii) at the close of each quarter of the taxable year, the Fund has not less than 80% of the aggregate principal amount of all of its investments, excluding financial options, futures and forward contracts, or other similar financial instruments, related to interest-bearing obligations, obligations issued at a discount or bond indices related thereto, cash and cash items, which cash items shall include receivables, in New Jersey Municipal Obligations, including obligations of Puerto Rico, the Virgin Islands and other territories and possessions of the United States and certain other specified securities exempt from Federal and New Jersey income taxes. Additionally, a qualified investment fund must comply with certain continuing reporting requirements.
        If the Fund qualifies as a qualified investment fund and the Fund complies with its reporting obligations, (a) dividends and distributions by the Fund to a New Jersey resident individual shareholder will not
                                    Page 16

be subject to New Jersey gross income tax to the extent that the dividends and distributions are attributable to income earned by the Fund as interest on or gain from New Jersey Municipal Obligations, and (b) gain from the sale of Fund shares by a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax. Shares of the Fund are not subject to property taxation by New Jersey or its political subdivisions. To the extent that you are subject to state and local taxes outside of New Jersey, dividends and distributions earned by an investment in the Fund may represent taxable income.
        Except for dividends from Taxable Investments, the Fund anticipates that substantially all dividends paid by the Fund will not be subject to Federal income tax. Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, are subject to Federal income tax as ordinary income, whether or not reinvested in additional Fund shares. No dividend paid by the Fund will qualify for the dividends received deduction allowable to certain U.S. corporations. Distributions from net realized long-term securities gains of the Fund generally are taxable as long-term capital gains for Federal income tax purposes if you are a citizen or resident of the United States.
The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Under the Code, interest on indebtedness incurred or continued to purchase or carry
Fund shares which is deemed to relate to exempt-interest dividends is not deductible.

        Although all or a substantial portion of the dividends paid by the Fund may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes, the Fund may purchase specified private activity bonds, the interest from which may be (i) a preference item for purposes of the alternative minimum tax or (ii) a factor in determining the extent to which a shareholder's Social Security benefits are taxable. If the Fund purchases such securities, the portion of the Fund's dividends related thereto will not necessarily be tax exempt to an investor who is subject to the alternative minimum tax and/or the tax on Social Security benefits and may cause an investor to be subject to such taxes.

        Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year. These statements set forth the dollar amount of income exempt from Federal tax and the dollar amount, if any, subject to Federal tax. These dollar amounts will vary depending on the size and length of time of your investment in the Fund. If the Fund pays dividends derived from taxable income, it intends to designate as taxable the same percentage of the day's dividends as the actual taxable income earned on that day bears to total income earned on that day. Thus, the percentage of the dividend designated as taxable, if any, may vary from day to day.
        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.
        Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of taxable dividends and distributions from net realized securities gains of the Fund paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has not properly reported taxable dividend and interest income on a Federal income tax return.
                                    Page 17

        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.
        Management of the Fund believes that the Fund has qualified for the fiscal year ended January 31, 1997 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income taxes to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
        You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.
                            GENERAL INFORMATION
        The Fund was incorporated under Maryland law on April 4, 1988, and commenced operations on June 21, 1988. Prior to October 2, 1990, the Fund's name was Dreyfus New Jersey Tax Exempt Money Market Fund, Inc. The Fund is authorized to issue two billion shares of Common Stock, par value $.001 per share. Each share has one vote.
        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for the purpose of removing a Board member from office and the holders of at least 25% of such shares may require the Fund to hold a special meeting of shareholders for any other purpose. Fund shareholders may remove a Board member by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Fund's Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.
        The Transfer Agent maintains a record of your ownership and sends confirmations and statements of account. The Fund sends annual and semi-annual financial reports to all its shareholders.
        Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561; in New York City, call 1-718-895-1206; outside the U. S. and
Canada, call 516-794-5452.
                                    Page 18

                                    APPENDIX
INVESTMENT TECHNIQUES
BORROWING MONEY -- The Fund is permitted to borrow money from banks, but only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any addition investments.

FORWARD COMMITMENTS -- The Fund may purchase Municipal Obligations and other securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A segregated account of the Fund consisting of permissible liquid assets at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank.

CERTAIN PORTFOLIO SECURITIES
CERTAIN TAX EXEMPT OBLIGATIONS -- The Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice.
Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Changes in the credit quality of banks and other financial institutions that provide such credit or liquidity enhancements to the Fund's portfolio securities could cause losses to the Fund and affect its share price. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obli gations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations.

TAX EXEMPT PARTICIPATION INTERESTS -- The Fund may purchase from financial institutions participation interests in Municipal Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which otherwise is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank that the Fund's Board has determined meets prescribed quality standards for banks, or the payment obligation other-
                                    Page 19

wise will be collateralized by U.S. Government securities. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

TENDER OPTION BONDS -- The Fund may purchase tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Dreyfus Corporation, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the underlying Municipal Obligations, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons.
STAND-BY COMMITMENTS -- To the extent consistent with the requirements for a "qualified investment fund" under the New Jersey gross income tax, the Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment therefore is subject to the ability of the seller to make payment on demand. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable.
ILLIQUID SECURITIES -- The Fund may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. TAXABLE INVESTMENTS -- From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable short-term investments ("Taxable Investments") consisting of:
                                    Page 20

notes of issuers having, at the time of purchase, a quality rating within the two highest grades of Moody's, S&P or Fitch; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-2 by Moody's, A-2 by S&P or F-2 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of one billion dollars or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing. Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors. See "Dividends, Distributions and Taxes." Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments. If the Fund purchases Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments. When the Fund has adopted a temporary defensive position, including when acceptable New Jersey Municipal Obligations are unavailable for investment by the Fund, in excess of 35% of the Fund's net assets may be invested in securities that are not exempt from State of New Jersey income tax. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments. Taxable Investments are more fully described in the Statement of Additional Information to which reference hereby is made.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                                    Page 21

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                                    Page 22

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                                    Page 23

New Jersey
Municipal
Money Market
Fund, Inc.
Prospectus

Registration Mark

Copy Rights 1997 Dreyfus Service Corporation
                                          758p060297
                                    Page 24




            DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.
                                   PART B
                    (STATEMENT OF ADDITIONAL INFORMATION)

                                JUNE 2, 1997


     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus New Jersey Municipal Money Market Fund, Inc. (the "Fund"), dated June 2, 1997, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:

               Call Toll Free 1-800-645-6561
               In New York City -- Call 1-718-895-1206
               Outside the U.S. and Canada -- Call 516-794-5452

     The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

                       TABLE OF CONTENTS
                                                          Page

Investment Objective and Management Policies              B-2
Management of the Fund                                    B-8
Management Agreement                                      B-12
Purchase of Shares                                        B-13
Shareholder Services Plan                                 B-15
Redemption of Shares                                      B-16
Shareholder Services                                      B-18
Determination of Net Asset Value                          B-20
Dividends, Distributions and Taxes                        B-21
Portfolio Transactions                                    B-21
Yield Information                                         B-22
Information About the Fund                                B-23
Transfer and Dividend Disbursing Agent, Custodian,
  Counsel and Independent Auditors                        B-24
Appendix A                                                B-25
Appendix B                                                B-28
Financial Statements and Report of Independent Auditors   B-32


                INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled "Description of the Fund" and "Appendix."

Portfolio Securities

     Municipal Obligations. The average distribution of investments (at value) in Municipal Obligations by ratings for the fiscal year ended January 31, 1997, computed on a monthly basis, was as follows:


 Fitch             Moody's            Standard
 Investors         Investors          & Poor's
 Service, L.P. or  Service, Inc.  or  Ratings Group        Percentage
 ("Fitch")         ("Moody's")        ("S&P")              of Value

  F-1+/F-1           MIG1/VMIG1,        SP-1+/SP-1,         75.0%
                     P-1                A1+/A1
  AAA/AA             Aaa/Aa             AAA/AA               7.5%
  F-2+/F-2           MIG2/VMIG2, P-2    SP-2+/SP-2, A2+/A2   2.4%
  Not Rated          Not Rated          Not Rated           15.1%(1)
                                                           ------
                                                           100.0%
                                                           ======

_______________________________
 1 Of those securities which are not rated, all have been determined by the Manager to be of comparable quality to securities in the MIG1/SP-1/F-1 rating category.

     The term "Municipal Obligations" generally includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal; the interest paid on such obligations may be exempt from Federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from Federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.

     Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal upon not more than 30 days' notice, at any time or at specified intervals, which may not exceed 13 months. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders thereof. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals.

     The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue. The imposition of the management fee, as well as other operating expenses, will have the effect of reducing the yield to investors.

     Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Fund will seek to minimize these risks by investing only in those lease obligations that (1) are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the lease obligation was rated only by one such organization); or (2) if unrated, are purchased principally from the issuer or domestic banks or other responsible third parties, in each case only if the seller shall have entered into an agreement with a Fund providing that the seller or other responsible third party will either remarket or repurchase the lease obligation within a short period after demand by such Fund. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. Accordingly, not more than 10% of the value of the net assets of the Fund will be invested in lease obligations that are illiquid and in other illiquid securities. See "Investment Restriction No. 11" below.

     The Fund will not purchase tender option bonds unless (a) the demand feature applicable thereto is exercisable within 13 months of the date of such purchase upon no more than 30 days' notice and thereafter is exercisable no less frequently than annually upon no more than 30 days' notice and (b) at the time of such purchase, the Manager reasonably expects
(i) based upon its assessment of current and historical interest rate trends, that prevailing short-term tax exempt rates will not exceed the stated interest rate on the underlying Municipal Obligations at the time of the next tender fee adjustment and (ii) that the circumstances which might entitle the grantor of a tender option to terminate the tender option would not occur prior to the time of the next tender opportunity. At the time of each tender opportunity, the Fund will exercise the tender option with respect to any tender option bonds unless the Manager reasonably expects,
(x) based upon its assessment of current and historical interest rate trends, that prevailing short-term tax exempt rates will not exceed the stated interest rate on the underlying Municipal Obligations at the time of the next tender fee adjustment, and (y) that the circumstances which entitle the grantor of a tender option to terminate the tender option would not occur prior to the time of the next tender opportunity. The Fund will exercise the tender feature with respect to tender option bonds, or otherwise dispose of its tender option bonds, prior to the time the tender option is scheduled to expire pursuant to the terms of the agreement under which the tender option is granted. The Fund otherwise will comply with the provisions of Rule 2a-7 in connection with the purchase of tender option bonds, including, without limitation, the requisite determination by the Fund's Board that the tender option bonds in question meet the quality standards described in Rule 2a-7, which, in the case of a tender option bond subject to a conditional demand feature, would include a determination that the security has received both the required short-term and long-term quality rating or is determined to be of comparable quality. In the event of a default of the Municipal Obligation underlying a tender option bond, or the termination of the tender option agreement, the Fund would look to the maturity date of the underlying security for purposes of compliance with Rule 2a-7 and, if its remaining maturity was greater than 13 months, the security would be sold as soon as would be practicable.

     Ratings of Municipal Obligations. If, subsequent to its purchase by the Fund, (a) an issue of rated Municipal Obligations ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one organization), or the Fund's Board determines that it is no longer of comparable quality or
(b) the Manager becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the Fund's Board will reassess promptly whether such security presents minimal credit risk and will cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders, provided that the reassessment required by clause (b) is not required if the portfolio security is disposed of or matures within five business days of the Manager becoming aware of the new rating and the Fund's Board is subsequently notified of the Manager's actions.

     To the extent the ratings by Moody's, S&P or Fitch for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for Fund investments in accordance with the investment policies contained in the Prospectus and this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

     Illiquid Securities. Where a substantial market of qualified institutional buyers develops for certain restricted securities purchased by the Fund pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Fund's Board has directed the Manager to monitor carefully each Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in the Fund's portfolio during such period.

     Taxable Investments. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

     Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

     Certificates of deposit are negotiable certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Investments in time deposits generally are limited to London branches of domestic banks that have total assets in excess of one billion dollars. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

     Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

     In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the Staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Management Policies

     Forward Commitments. Municipal Obligations and other securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Investment Considerations and Risks

     Investing in New Jersey Municipal Obligations. Investors in the Fund should consider carefully the special risks inherent in the Fund's investment in New Jersey Municipal Obligations. If there should be a default or other financial crisis relating to the State of New Jersey or an agency of municipality thereof, the market value and marketability of outstanding New Jersey Municipal Obligations in the Fund and interest income to the Fund could be adversely affected. Although New Jersey enjoyed a period of economic growth in the mid-1980s, the State's economy slowed down well before the onset of the national recession which, according to the National Bureau of Economic Research, began in July 1990. Reflecting the downturn, the State's unemployment rate rose from a low of 3.6% in the first quarter of 1989 to a recessionary peak of 8.5% during 1992. Since then, the State's unemployment rate fell to an average of 6.4% during 1995 and 6.1% for the four month period from May 1996 to August 1996. In July 1991, S&P lowered its rating of the State's general obligation debt from AAA to AA+. Investors in the Fund should review "Appendix A" which sets forth these and other risk factors.

Investment Restrictions

     The Fund has adopted investment restrictions numbered 1 through 10 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. Investment restriction number 11 is not a fundamental policy and may be changed by a vote of a majority of the Fund's Board members at any time. The Fund may not:

     1. Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined above and in the Prospectus.

     2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

     3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes.

     4.   Sell securities short or purchase securities on margin.

     5. Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

     6. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

     7. Make loans to others except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Fund's Prospectus.

     8. Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, securities issued by domestic banks and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     9.   Invest in companies for the purpose of exercising control.

     10. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

     For purposes of Investment Restriction No. 8, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

     The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Fund determine that a commitment is no longer in the best interest of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.


                     MANAGEMENT OF THE FUND

     Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below.

Board Members of the Fund

JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board for various funds in the Dreyfus Family of Funds. He also is Chairman of the Board of Noel Group, Inc., a venture capital company; and a director of the Muscular Dystrophy Association, HealthPlan Services Corporation, Carlyle Industries, Inc. (formerly, Belding Heminway Company, Inc.), a button packager and distributor, Curtis Industries, Inc., a national distributor of security products, chemicals, and automotive and other hardware, and Staffing Resources, Inc. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Fund's distributor. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is 53 years old and his address is 200 Park Avenue, New York, New York 10166.


DAVID W. BURKE, Board Member.  Chairman of the Broadcasting Board of
     Governors, an independent Board within the United States Information Agency, since August 1995. From August 1994 to December 31, 1994, Mr. Burke was a Consultant to the Manager, and from October 1990 to August 1994, he was Vice President and Chief Administrative Officer of the Manager. From 1977 to 1990, Mr. Burke was involved in the management of national television news, as Vice President and Executive Vice President of ABC News, and subsequently as President of CBS News. He is 60 years old and his address is Box 654, Eastham, Massachusetts 02642.

SAMUEL CHASE, Board Member.  Since 1982, President of Samuel Chase &
     Company, Ltd., an economic consulting firm. He is 64 years old and his address is 10380 Springhill Road, Belgrade, Montana 59714.

GORDON J. DAVIS, Board Member. Since October 1994, a senior partner with the law firm of LeBoeuf, Lamb, Greene & MacRae. From 1983 to September 1994, Mr. Davis was a senior partner with the law firm of Lord Day & Lord, Barrett Smith. From 1978 to 1983, he was Commissioner of Parks and Recreation for the City of New York. He is also a director of Consolidated Edison, a utility company, and Phoenix Home Life Insurance Company and a member of various other corporate and not-for-profit boards. He is 55 years old and his address is 241 Central Park West, New York, New York 10023.

JONI EVANS, Board Member.  Senior Vice President of the William Morris
     Agency since September 1993. From September 1987 to May 1993, Executive Vice President of Random House Inc. and, from January 1991 to May 1993, President and Publisher of Turtle Bay Books; from January 1987 to December 1990, Publisher of Random House-Adult Trade Division; from September 1985 to September 1987, President of Simon and Schuster-Trade Division. She is 54 years old and her address is 1325 Avenue of the Americas, 33rd Floor, New York, New York 10019.

ARNOLD S. HIATT, Board Member.  Chairman of The Stride Rite Foundation.
     From 1969 to June 1992, Chairman of the Board, President or Chief Executive Officer of The Stride Rite Corporation, a multi-divisional footwear manufacturing and retailing company. Mr. Hiatt is also a director of The Cabot Corporation. He is 69 years old and his address is 5 Cambridge Center, Cambridge, Massachusetts 02142.

DAVID J. MAHONEY, Board Member.  President of David Mahoney Ventures since
     1983. From 1968 to 1983, he was Chairman and Chief Executive Officer of Norton Simon Inc., a producer of consumer products and services. Mr. Mahoney is also a director of Bionaire, Inc. and Intercostal Health Systems, Inc. He is 73 years old and his address is 745 Fifth Avenue, Suite 700, New York, New York 10151.

BURTON N. WALLACK, Board Member. President and co-owner of Wallack
     Management Company, a real estate management company managing real estate in the New York City area. He is 45 years old and his address is 18 East 64th Street, New York, New York 10021.

     For so long as the Fund's plan described in the section captioned "Shareholder Services Plan" remains in effect, the Board members of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.

     The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended January 31, 1997, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1996, were as follows:

                                                  Total Compensation
                                                  From Fund and
                         Aggregate                Fund Complex
Name of Board            Compensation From        Paid to Board
 Member                  Fund*                    Member

Joseph S. DiMartino      $6,250                   $517,075 (94)

David W. Burke           $5,000                   $232,899 (51)

Samuel Chase             $5,000                   $ 49,370 (12)

Gordon J. Davis          $4,500                   $ 88,536 (24)

Joni Evans               $4,000                   $ 45,620 (12)

Arnold S. Hiatt          $5,000                   $ 45,620 (12)

David J. Mahoney         $3,500                   $ 40,312 (16)

Burton N. Wallack        $5,000                   $ 49,370 (12)

_____________________
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $1,358 for all Board members as a group.

Officers of the Fund

MARIE E. CONNOLLY, President and Treasurer.  President, Chief Executive
     Officer and a director of the Distributor, and an officer of other investment companies advised or administered by the Manager. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent company of which is Boston Institutional Group, Inc. She is 38 years old.

JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice President and
     General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. He is 32 years old.

ELIZABETH A. KEELEY, Vice President and Assistant Secretary. Vice President of the Distributor since September 1995, and an officer of other investment companies advised or administered by the Manager. She is 27 years old.

JOSEPH F. TOWER, III, Vice President and Assistant Treasurer.  Senior Vice
     President, Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 33 years old.

DOUGLAS C. CONROY, Vice President and Assistant Secretary.  Supervisor of
     Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank and Trust Company. From December 1991 to March 1993, he was employed as a Fund Accountant at The Boston Company, Inc. He is 28 years old.


MARK A. KARPE, Vice President and Assistant Secretary. Senior Paralegal of the Distributor and an officer of other investment companies advised or administered by the Manager. Prior to August 1993, he was employed as an Associate Examiner at the National Association of Securities Dealers, Inc. He is 27 years old.


RICHARD W. INGRAM, Vice President and Assistant Treasurer.  Senior Vice
     President and Director of Client Services and Treasury Operations of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From March 1994 to November 1995, he was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, he was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company, Inc. He is 41 years old.


MARY A. NELSON, Vice President and Assistant Treasurer.  Vice President and
     Manager of Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 33 years old.


MICHAEL S. PETRUCELLI, Vice President and Assistant Treasurer.  Director of
     Strategic Client Initiatives for Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From December 1989 through November 1996, he was employed by GE Investments where he held various financial, business developments and compliance positions. He also served as Treasurer of the GE Funds and as Director of the GE Investment Services. He is 35 years old.

     The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

     The Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares outstanding on April 21, 1997.


                            MANAGEMENT AGREEMENT

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."

     The Manager provides management services pursuant to the Management Agreement (the "Agreement") dated August 24, 1994 with the Fund, which is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement was approved by shareholders on August 2, 1994, and was last approved by the Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, at a meeting held on January 15, 1997. The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     The following persons are officers and/or directors of the Manager: W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer, and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman--Distribution and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; Mark N. Jacobs, Vice President, General Counsel, and Secretary; Patrice M. Kozlowski, Vice President--Corporate Communication; Jeffrey N. Nachman, Vice President-- Mutual Fund Accounting; Andrew S. Wasser, Vice President--Information Services; Mary Beth Leibig, Vice President--Human Resources; William V. Healey, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt, and Frank V. Cahouet, directors.

     The Manager manages the Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Fund's Board to execute purchases and sales of securities. The Fund's portfolio managers are Richard J. Moynihan, Joseph P. Darcy, A. Paul Disdier, Douglas J. Gaylor, Karen M. Hand, Stephen C. Kris, Jill C. Shaffro, Samuel J. Weinstock and Monica S. Wieboldt. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager. All purchases and sales are reported for the Board's review at the meeting subsequent to such transactions.

     All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include: taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and corporate meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses.

     The Manager maintains office facilities on behalf of the Fund and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of .50 of 1% of the value of the Fund's average daily net assets. All fees and expenses are accrued daily and deducted before the declaration of dividends to shareholders. For the fiscal years ended January 31, 1995, 1996 and 1997, the management fees payable by the Fund amounted to $3,891,191, $3,534,755 and $2,992,557, respectively, which amounts were reduced in fiscal 1995 and 1996 by $1,750,218 and $390,745, respectively, pursuant to undertakings by the Manager, resulting in net fees paid to the Manager of $2,140,973 in fiscal 1995 and $3,144,010 in fiscal 1996.

     The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.


                             PURCHASE OF SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

     The Distributor. The Distributor serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies. In some states, certain financial institutions effecting transactions in Fund shares may be required to register as dealers pursuant to state law.

     Using Federal Funds. Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), or the Fund may attempt to notify the investor upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money. If the investor is a customer of a securities dealer, bank or other financial institution and his order to purchase Fund shares is paid for other than in Federal Funds, the securities dealer, bank or other financial institution acting on behalf of its customer, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of the customer order. The order is effective only when so converted and received by the Transfer Agent. An order for the purchase of Fund shares placed by an investor with sufficient Federal Funds or cash balance in his brokerage account with a securities dealer, bank or other financial institution will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.

     Transactions Through Securities Dealers. Fund shares may be purchased and redeemed through securities dealers which may charge a fee for such services. Some dealers will place Fund shares in an account with their firm. Dealers also may require that the customer not take physical delivery of stock certificates; the customer not request redemption checks to be issued in the customer's name; fractional shares not be purchased; monthly income distributions be taken in cash; or other conditions.

     There is no sales charge by the Fund or the Distributor, although securities dealers, banks and other institutions may make reasonable charges to investors for their services. The services provided and the applicable fees are established by each dealer or other institution acting independently of the Fund. The Fund has been given to understand that these fees may be charged for customer services, including, but not limited to, same-day investment of client funds; same-day access to client funds; advice to customers about the status of their accounts, yield currently being paid or income earned to date; provision of periodic account statements showing security and money market positions; other services available from the dealer, bank or other institution; and assistance with inquiries related to their investment. Any such fees will be deducted monthly from the investor's account, which on smaller accounts could constitute a substantial portion of distributions. Small, inactive, long-term accounts involving monthly service charges may not be in the best interest of investors. Investors should be aware that they may purchase Fund shares directly from the Fund without imposition of any maintenance or service charges, other than those already described herein.

     Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any business day that the Transfer Agent and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares--Dreyfus TeleTransfer Privilege."

     Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


                   SHAREHOLDER SERVICES PLAN

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services Plan."

     The Fund has adopted a Shareholder Services Plan (the "Plan") pursuant to which the Fund reimburses Dreyfus Service Corporation for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries and providing reports and other information, and services related to the maintenance of shareholder accounts.

     A quarterly report of the amounts expended under the Plan and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Plan provides that material amendments of the Plan must be approved by the Fund's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. The Plan was last so approved on April 16, 1997. The Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan.

     For the fiscal year ended January 31, 1997, $344,117 was paid by the Fund under the Plan.


                            REDEMPTION OF SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Shares."

     Check Redemption Privilege. An investor may indicate on the Account Application, Shareholder Services Form or by later written request that the Fund provide Redemption Checks ("Checks") drawn on the investor's Fund account. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application, Shareholder Services Form or later written request must be manually signed by the registered owner(s). Checks may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause the Fund to redeem a sufficient number of shares in the investor's account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to the investor. Investors generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

     If the amount of the Check is greater than the value of the shares in an investor's account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.

     Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the same business day if the Transfer Agent receives the redemption request in proper form prior to Noon on such day; otherwise, the Fund will initiate payment on the next business day. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                   Transfer Agent's
          Transmittal Code         Answer Back Sign

             144295                144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

     Dreyfus TeleTransfer Privilege. Investors should be aware that if they have also selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Shares--Dreyfus TeleTransfer Privilege."

     Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request.
Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record of a Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or in part in securities (including non-marketable securities) or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                      SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services."

     Fund Exchanges. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

     A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

     To request an exchange, an investor must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this Privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touchr automated telephone system) from any person representing himself or herself to be the investor, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.

     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Family of Funds. To exchange shares held in personal retirement plans, the shares exchanged must have a current value of at least $100.

     Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of the Fund, shares of another fund in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if his account falls below the amount designated to be exchanged under this Privilege. In this case, the investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest automatically their dividends or dividends and capital gain distributions, if any, from the Fund in shares of another fund in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

     A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

     B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

     D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.


                      DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

     Amortized Cost Pricing. The valuation of the Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

     The Fund's Board has established, as a particular responsibility within the overall duty of care owed to the Funds' investors, procedures reasonably designed to stabilize the Fund's price per share as computed for purposes of purchases and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Fund's Board at such intervals as it deems appropriate, to determine whether such Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. Market quotations and market equivalents used in such review are obtained from an independent pricing service (the "Service") approved by the Fund's Board. The Service values the Fund's investments based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications of values from dealers; and general market conditions. The Service also may employ electronic data processing techniques and/or a matrix system to determine valuations.

     The extent of any deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Fund's Board. If such deviation exceeds 1/2 of 1%, the Fund's Board will consider what actions, if any, will be initiated. In the event the Fund's Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                     DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Distributions and Taxes."

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gains realized from the sale or the disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Internal Revenue Code of 1986, as amended.


                           PORTFOLIO TRANSACTIONS

     Portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

     Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms.

     Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduce the overall expenses of its research department.


                              YIELD INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Yield Information."

     For the seven-day period ended January 31, 1997, the Fund's yield was 2.76% and its effective yield was 2.80%. Yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Fund account having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result.


     Based upon the highest combined 1997 Federal and State of New Jersey income tax rate of 43.45%, the Fund's tax equivalent yield for the seven-day period ended January 31, 1997 was 4.88%. Tax equivalent yield is computed by dividing that portion of the yield or effective yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt.


     The tax equivalent yield noted above represents the application of the highest Federal and New Jersey marginal personal income tax rates presently in effect. For Federal income tax purposes, a 39.60% rate has been used, and for New Jersey income tax purposes, a 6.65% rate has been used. The tax equivalent figure, however, does not include the potential effect of any local (including, but not limited to, county, district or city) taxes, including applicable surcharges. In addition, there may be pending legislation which could affect such stated tax rate or yields. Each investor should consult its tax adviser, and consider its own factual circumstances and applicable tax laws, in order to ascertain the relevant tax equivalent yield.

     Yields will fluctuate and are not necessarily representative of future results. Each investor should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. An investor's principal in the Fund is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which the Fund's price per share is determined.

     From time to time, the Fund may use hypothetical tax equivalent yields or charts in its advertising. These hypothetical yields or charts will be used for illustrative purposes only and are not representative of the Fund's past or future performance.

     Advertising materials for the Fund also may refer to or discuss then current or past economic conditions, developments, and/or events, including those relating to actual or proposed legislation. From time to time, advertising materials for the Fund also may refer to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute. Advertising materials for the Fund may refer, from time to time, to Morningstar, Inc. ratings and related analysis supporting the ratings. Also, advertising materials for the Fund may, from time to time, include biographical information relating to its portfolio managers and may refer to, or include commentary by a portfolio manager relating to, investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors.


                         INFORMATION ABOUT THE FUND

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

     The Fund sends annual and semi-annual financial statements to shareholders.


             TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN,
                      COUNSEL, AND INDEPENDENT AUDITORS

     Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. For the fiscal year ended January 31, 1997, the Fund paid the Transfer Agent $264,358.


     The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's custodian.


     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectuses.

     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of the Fund.


                           APPENDIX A


RISK FACTORS -- INVESTING IN NEW JERSEY MUNICIPAL OBLIGATIONS.


     The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of New Jersey and various local agencies available as of the date of this Statement of Additional Information. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.


     New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey's principal manufacturing industries produce chemicals, pharmaceutical, electrical equipment and instruments, machinery, printing and food products. Other economic activities include services, wholesale and retail trade, insurance, tourism, petroleum refining and truck farming.


     While New Jersey's economy continued to expand during the late 1980s, the level of growth slowed considerably after 1987. By the beginning of the national recession in July 1990 (according to the National Bureau of Economic Research), construction activity had already been declining in New Jersey for nearly two years, growth had tapered off markedly in the service sectors and the long-term downward trend of factory employment had accelerated, partly because of a leveling off of industrial demand nationally. The onset of recession caused an acceleration of New Jersey's job losses in construction and manufacturing, as well as an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing. The net effect was a decline in the State's total nonfarm wage and salary employment from a peak of 3,689,800 in 1989 to a low of 3,458,000 in 1992. This loss has been followed by an employment gain of 200,700 from May 1992 to August 1996, a recovery of 77% of the jobs lost during the recession. In July 1991, S&P lowered the State's general obligation bond rating from AAA to AA+.


     Reflecting the downturn, the rate of unemployment in the State rose from a low of 3.6% during the first quarter of 1989 to a recessionary peak of 8.5% during 1992. Since then, the unemployment rate fell to an average of 6.4% in 1995 and 6.1% for the four month period from May 1996 through August 1996. Despite an increase reported in December 1995, the annualized unemployment rate remained 6.4% for the fourth quarter of 1995.


     The revised estimate as shown in the Governor's Fiscal Year 1997 Budget Message forecasts Sales and Use Tax collections for Fiscal Year 1996 as $4.254 billion, a 2.9% increase from Fiscal Year 1995 revenue. The Fiscal Year 1997 estimate of $4.325 billion, is a 1.7% increase from the Fiscal Year 1996 estimate.


     The revised estimate as shown in the Governor's Fiscal Year 1997 Budget Message forecasts Gross Income Tax collections for Fiscal Year 1996 of $4.713 billion, a 3.8% increase from Fiscal Year 1995 revenue. Included in the Fiscal Year 1995 revenue is a 5% reduction of personal income tax rates effective January 1, 1994 and a further 10% reduction of personal income tax rates effective January 1, 1995 (on joint income under $80,000). The estimate for fiscal year 1997 as shown in the Governor's Fiscal Year 1997 Budget Message of $4.510 billion, is a 4.3% decrease from the Fiscal Year 1996 estimate. Included in the Fiscal Year 1996 forecast is the 10% reduction of personal income tax rates effective January 1, 1995 and a further 15% reduction of personal income tax rates effective January 1, 1996 (on joint incomes under $80,000).


     The revised estimate as shown in the Governor's Fiscal Year 1997 Budget Message forecasts Corporation Business Tax collections for Fiscal Year 1996 of $1.238 billion, a 14.0% increase from Fiscal Year 1995 revenue. Included in the Corporation Business Tax forecast is a reduction in the Corporation Business Tax rate from 9.375% to 9.0% of net New Jersey income. The Fiscal Year 1997 forecast as shown in the Governor's Fiscal 1997 Budget Message of $1.155 billion, represents a 6.7% decrease from the Fiscal Year 1996 estimate.


     The revised estimate as shown in the Governor's Fiscal Year 1997 Budget Message forecasts Other Miscellaneous Taxes Fees and Revenues collections for Fiscal Year 1996 as $1.498 billion, an increase from fiscal year 1995 revenue.


     The Fiscal Year 1996 revised estimates include an estimate of $351 million which the state realized from a Tax Amnesty Program.


     Should revenues be less than the amount anticipated in the budget for a fiscal year, the Governor may, pursuant to statutory authority, prevent any expenditure under any appropriation. There are additional means by which the Governor may ensure that the State is operated efficiently and does not incur a deficit. No supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation. In the past when actual revenues have been less than the amount anticipated in the budget, the Governor has exercised her plenary powers leading to, among other actions, implementation of a hiring freeze for all State departments and the discontinuation of programs for which appropriations were budgeted but not yet spent.


     The State appropriated approximately $16.189 billion and $15.978 billion for Fiscal 1996 and 1997, respectively. Of the $15.978 billion appropriated in Fiscal Year 1997 from the General Fund, the Property Tax Relief Fund, the Casino Control Fund, the Casino Revenue Fund and Gubernatorial Elections Fund, $6.384 billion (39.9%) is appropriated for State aid to local governments, $3.749 billion (23.5%) is appropriated for grants-in-aid (payments to individuals or public or private agencies for benefits to which a recipient is entitled by law or for the provision of service on behalf of the State), $5.045 billion (31.6%) for Direct State services, $446.9 million (2.8%) for debt service on State general obligation bonds and $352.6 million (2.2%) for capital construction.


     Should tax revenues be less than the amount anticipated in the Budget for a fiscal year, the Governor may, pursuant to statutory authority, prevent any expenditure under any appropriation. The appropriations for Fiscal Year 1996 and for Fiscal Year 1997 reflect the amounts contained in the Governor's Fiscal Year 1997 Budget Message.


     The State has made appropriations for principal and interest payments for general obligation bonds for fiscal years 1993 through 1996 in the amounts of $444.3 million, $119.9 million, $103.6 million and $466.3 million, respectively. The Governor's Fiscal Year 1997 Budget Message for Fiscal Year 1997 includes an appropriation in the amount of $446.9 million for principal and interest payments for general obligation bonds.

                           APPENDIX B

     Description of certain S&P, Moody's and Fitch ratings:

S&P

Municipal Bond Ratings

     An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable, and will include:
(1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature and provisions of the obligation; and
(3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                              AAA

     Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                               AA

     Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree. S&P's AA rating may be modified by the addition of a plus or minus sign designation to show relative standing within such category.

Municipal Note Ratings

                              SP-1

     The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) sign designation.

                              SP-2

     The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

Commercial Paper Ratings

     The rating A is the highest rating and is assigned by S&P to issues that are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. Paper rated A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation. Relative strength or weakness of the various safety characteristics determines whether the issuer's commercial paper is rated A-2 or A-3.

Moody's

Municipal Bond Ratings
                              Aaa

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


                               Aa

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Generally, Moody's provides either a generic rating or a rating with a numerical modifier of 1 for bonds in the generic rating category Aa. Moody's also provides numerical modifiers of 2 and 3 in this category for bond issues in the health care, higher education and other not-for-profit sectors; the modifier 1 indicates that the issue ranks in the higher end of the generic rating category; the modifier 2 indicates that the issue is in the mid-range of the generic category; and the modifier 3 indicates that the issue is in the low end of the generic category.

Municipal Note Ratings

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). Such ratings recognize the difference between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

     A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

     Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

                          MIG 1/VMIG 1

     This description denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                          MIG 2/VMIG 2

     This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Commercial Paper Rating

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch

Municipal Bond Ratings

     The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                              AAA

     Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                               AA

     Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Plus (+) and minus (-) signs are used with the AA rating symbol to indicate the relative position of a credit within the rating category.

Short-Term Ratings

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                              F-1+

     Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                              F-1

     Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                              F-2

     Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.


FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT AUDITORS. The financial statements for the Fund dated January 31, 1997, and the Report of Independent Auditors dated March 7, 1997, are incorporated by reference into this Statement of Additional Information dated June 2, 1997. When requesting a copy of this Statement of Additional Information, you will receive the annual report for the Fund.






            DREYFUS NEW JERSEY MUNICIPAL MONEY MARKET FUND, INC.

                         PART C. OTHER INFORMATION
                           _________________________

Item 24.  Financial Statements and Exhibits. - List
_______    _________________________________________

     (a)  Financial Statements:

               Included in Part A of the Registration Statement:

                    Financial Highlights--for the period June 21, 1988 (commencement of operations) to January 31, 1989 and for the eight years ended January 31, 1997.

               Incorporated by reference in Part B of the Registration
               Statement:

                    Statement of Investments--as of January 31, 1997.


                    Statement of Assets and Liabilities--as of January 31, 1997.


                    Statement of Operations--for the year ended January 31, 1997.


                    Statement of Changes in Net Assets--for the years ended January 31, 1996 and January 31, 1997.

                    Notes to Financial Statements.

                    Reports of Ernst & Young LLP, Independent Auditors, dated March 7, 1997.


Schedules No. I through VII and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes which are included in Part B of the Registration Statement.

Item 24.  Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________


(b)       Exhibits:

(1) Registrant's Articles of Incorporation dated April 4, 1988 and Articles of Amendment dated October 2, 1990 are incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on May 30, 1996.


(2) Registrant's By-Laws are incorporated by reference to Exhibit (2) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on May 30, 1996

(5)       Management Agreement dated August 24, 1994, as amended
          October 11, 1995, is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 9 to the Registration Statement, filed on December 29, 1995.

(6) Distribution Agreement dated August 24, 1994, as amended October 11, 1995, is incorporated by reference to Exhibit (6) of Post-Effective Amendment No. 9 to the Registration Statement, filed on December 29, 1995.

(8)(a) Amended and Restated Custody Agreement dated August 18, 1989 is incorporated by reference to Exhibit (8)(a) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on May 30, 1996.

(8)(b)    Forms of Sub-Custodian Agreements are incorporated by reference to
          Exhibit 8(b) of Post-Effective Amendment No. 3 to the Registration Statement, filed on December 15, 1993.

(9) Shareholder Services Plan dated August 24, 1994, as amended October 11, 1995, is incorporated by reference to Exhibit (9) of Post-Effective Amendment No. 9 to the Registration Statement, filed on December 29, 1995.

(10) Opinion and Consent of Stroock & Stroock & Lavan is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on May 30, 1996.

(11)      Consent of Ernst & Young LLP.

(16) Schedule of Computation of Performance Data is incorporated by reference to Exhibit (16) of Post-Effective Amendment No. 10 to the Registration Statement filed on March 25, 1994.

(17)      Financial Data Schedule.

          Other Exhibits
          ______________

               (a) Power of Attorney for Joseph S. DiMartino is incorporated by reference to the Other Exhibits section of Post-Effective Amendment No. 8 to the Registration Statement, filed on September 15, 1995. Powers of Attorney for David W. Burke, Samuel Chase, Joni Evans, Arnold S. Hiatt, David J. Mahoney and Burton N. Wallack, Directors; and for Marie E. Connolly, President and Treasurer of the Fund are incorporated by reference to the Other Exhibits section of Post-Effective Amendment No. 7 to the Registration Statement, filed on December 16, 1994.

               (b) Certificate of Assistant Secretary is incorporated by reference to the Other Exhibits section of Post-Effective Amendment No. 7 to the Registration Statement, filed on December 16, 1994.

Item 25.  Persons Controlled by or under Common Control with Registrant.
_______   ______________________________________________________________

          Not Applicable

Item 26.  Number of Holders of Securities.
_______   ________________________________

            (1)                                    (2)
                                             Number of Record
        Title of Class                 Holders as of April 21, 1997
        ______________                 _______________________________

     Common Stock                          12,449
     (Par value $.001)

Item 27.      Indemnification
_______    _______________

        Reference is made to Article Seventh of the Registrant's
        Articles of Incorporation, dated April 4, 1988, as amended on October 2, 1990, filed as Exhibit 1 hereto and the laws of the State of Maryland. The application of these provisions is limited by Article VIII of the Registrant's By-Laws filed as Exhibit 2 hereto and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted Board members, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

        Reference is also made to the Distribution Agreement incorporated by reference to Exhibit 24(b)(6) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on December 29, 1995.


Item 28.   Business and Other Connections of Investment Adviser.
_______    ____________________________________________________

           The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, is a registered broker-dealer. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.

Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________


Name and Position
with Dreyfus                Other Businesses
_________________           ________________

MANDELL L. BERMAN           Real estate consultant and private investor
Director                         29100 Northwestern Highway, Suite 370
                                 Southfield, Michigan 48034;
                            Past Chairman of the Board of Trustees:
                                 Skillman Foundation;
                            Member of The Board of Vintners Intl.

BURTON C. BORGELT           Chairman Emeritus of the Board and
Director                    Past Chairman, Chief Executive Officer and
                            Director:
                                 Dentsply International, Inc.
                                 570 West College Avenue
                                 York, Pennsylvania 17405;
                            Director:
                                 DeVlieg-Bullard, Inc.
                                 1 Gorham Island
                                 Westport, Connecticut 06880
                                 Mellon Bank Corporation***;
                                 Mellon Bank, N.A.***

FRANK V. CAHOUET            Chairman of the Board, President and
Director                    Chief Executive Officer:
                                 Mellon Bank Corporation***;
                                 Mellon Bank, N.A.***;
                            Director:
                                 Avery Dennison Corporation
                                 150 North Orange Grove Boulevard
                                 Pasadena, California 91103;
                                 Saint-Gobain Corporation
                                 750 East Swedesford Road
                                 Valley Forge, Pennsylvania 19482;
                                 Teledyne, Inc.
                                 1901 Avenue of the Stars
                                 Los Angeles, California 90067

W. KEITH SMITH              Chairman and Chief Executive Officer:
Chairman of the Board            The Boston Company****;
                            Vice Chairman of the Board:
                                 Mellon Bank Corporation***;
                                 Mellon Bank, N.A.***;
                            Director:
                                 Dentsply International, Inc.
                                 570 West College Avenue
                                 York, Pennsylvania 17405

CHRISTOPHER M. CONDRON      Vice Chairman:
President, Chief                 Mellon Bank Corporation***;
Executive Officer,               The Boston Company****;
Chief Operating             Deputy Director:
Officer and a                    Mellon Trust***;
Director                    Chief Executive Officer:
                                 The Boston Company Asset Management,
                                 Inc.****;
                            President:
                                 Boston Safe Deposit and Trust Company****

STEPHEN E. CANTER           Director:
Vice Chairman and                The Dreyfus Trust Company++;
Chief Investment Officer,   Formerly, Chairman and Chief Executive Officer:
and a Director                   Kleinwort Benson Investment Management
                                      Americas Inc.*

LAWRENCE S. KASH            Chairman, President and Chief
Vice Chairman-Distribution  Executive Officer:
and a Director                   The Boston Company Advisors, Inc.
                                 53 State Street
                                 Exchange Place
                                 Boston, Massachusetts 02109;
                            Executive Vice President and Director:
                                 Dreyfus Service Organization, Inc.**;
                            Director:
                                 Dreyfus America Fund+++;
                                 The Dreyfus Consumer Credit Corporation*;
                                 The Dreyfus Trust Company++;
                                 Dreyfus Service Corporation*;
                                 World Balanced Fund++++;
                            President:
                                 The Boston Company****;
                                 Laurel Capital Advisors***;
                                 Boston Group Holdings, Inc.;
                            Executive Vice President:
                                 Mellon Bank, N.A.***;
                                 Boston Safe Deposit and Trust
                                 Company****

WILLIAM T. SANDALLS, JR.    Director:
Senior Vice President and   Dreyfus Partnership Management, Inc.*;
Chief Financial Officer     Seven Six Seven Agency, Inc.*;
                            President and Director:
                                 Lion Management, Inc.*;
                            Executive Vice President and Director:
                                 Dreyfus Service Organization, Inc.*;
                            Vice President, Chief Financial Officer and
                            Director:
                                 Dreyfus Acquisition Corporation*;
                                 Dreyfus America Fund+++;
                                 World Balanced Fund++++;
                            Vice President and Director:
                                 The Dreyfus Consumer Credit Corporation*;
                                 The Truepenny Corporation*;
                            Treasurer, Financial Officer and Director:
                                 The Dreyfus Trust Company++;
                            Treasurer and Director:
                                 Dreyfus Management, Inc.*;
                                 Dreyfus Personal Management, Inc.*;
                                 Dreyfus Service Corporation*;
                                 Major Trading Corporation*;
                            Formerly, President and Director:
                                 Sandalls & Co., Inc.

MARK N. JACOBS              Vice President, Secretary and Director:
Vice President,                  Lion Management, Inc.*;
General Counsel             Secretary:
and Secretary                    The Dreyfus Consumer Credit Corporation*;
                                 Dreyfus Management, Inc.*;
                            Assistant Secretary:
                                 Dreyfus Service Organization, Inc.**;
                                 Major Trading Corporation*;
                                 The Truepenny Corporation*

PATRICE M. KOZLOWSKI        None
Vice President-
Corporate Communications

MARY BETH LEIBIG            None
Vice President-
Human Resources

JEFFREY N. NACHMAN          President and Director:
Vice President-Mutual Fund       Dreyfus Transfer, Inc.
Accounting                       One American Express Plaza
                                 Providence, Rhode Island 02903

ANDREW S. WASSER            Vice President:
Vice President-Information       Mellon Bank Corporation***
Services

ELVIRA OSLAPAS              Assistant Secretary:
Assistant Secretary              Dreyfus Service Corporation*;
                                 Dreyfus Management, Inc.*;
                                 Dreyfus Acquisition Corporation, Inc.*;
                                 The Truepenny Corporation+







______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
*** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
**** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
+++ The address of the business so indicated is 69, Route 'd'Esch, L-1470 Luxembourg.
++++ The address of the business so indicated is 69, Route 'd'Esch, L-2953 Luxembourg.


Item 29.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

          1)   Comstock Partners Funds, Inc.
          2)   Dreyfus A Bonds Plus, Inc.
          3)   Dreyfus Appreciation Fund, Inc.
          4)   Dreyfus Asset Allocation Fund, Inc.
          5)   Dreyfus Balanced Fund, Inc.
          6)   Dreyfus BASIC GNMA Fund
          7)   Dreyfus BASIC Money Market Fund, Inc.
          8)   Dreyfus BASIC Municipal Fund, Inc.
          9)   Dreyfus BASIC U.S. Government Money Market Fund
          10)  Dreyfus California Intermediate Municipal Bond Fund
          11)  Dreyfus California Tax Exempt Bond Fund, Inc.
          12)  Dreyfus California Tax Exempt Money Market Fund
          13)  Dreyfus Cash Management
          14)  Dreyfus Cash Management Plus, Inc.
          15)  Dreyfus Connecticut Intermediate Municipal Bond Fund
          16)  Dreyfus Connecticut Municipal Money Market Fund, Inc.
          17)  Dreyfus Florida Intermediate Municipal Bond Fund
          18)  Dreyfus Florida Municipal Money Market Fund
          19)  The Dreyfus Fund Incorporated
          20)  Dreyfus Global Bond Fund, Inc.
          21)  Dreyfus Global Growth Fund
          22)  Dreyfus GNMA Fund, Inc.
          23)  Dreyfus Government Cash Management
          24)  Dreyfus Growth and Income Fund, Inc.
          25)  Dreyfus Growth and Value Funds, Inc.
          26)  Dreyfus Growth Opportunity Fund, Inc.
          27)  Dreyfus Income Funds
          28)  Dreyfus Institutional Money Market Fund
          29)  Dreyfus Institutional Short Term Treasury Fund
          30)  Dreyfus Insured Municipal Bond Fund, Inc.
          31)  Dreyfus Intermediate Municipal Bond Fund, Inc.
          32)  Dreyfus International Funds, Inc.
          33)  Dreyfus Investment Grade Bond Funds, Inc.
          34)  The Dreyfus/Laurel Funds, Inc.
          35)  The Dreyfus/Laurel Funds Trust
          36)  The Dreyfus/Laurel Tax-Free Municipal Funds
          37)  Dreyfus LifeTime Portfolios, Inc.
          38)  Dreyfus Liquid Assets, Inc.
          39)  Dreyfus Massachusetts Intermediate Municipal Bond Fund
          40)  Dreyfus Massachusetts Municipal Money Market Fund
          41)  Dreyfus Massachusetts Tax Exempt Bond Fund
          42)  Dreyfus MidCap Index Fund
          43)  Dreyfus Money Market Instruments, Inc.
          44)  Dreyfus Municipal Bond Fund, Inc.
          45)  Dreyfus Municipal Cash Management Plus
          46)  Dreyfus Municipal Money Market Fund, Inc.
          47)  Dreyfus New Jersey Intermediate Municipal Bond Fund
          48)  Dreyfus New Jersey Municipal Bond Fund, Inc.
          49)  Dreyfus New Jersey Municipal Money Market Fund, Inc.
          50)  Dreyfus New Leaders Fund, Inc.
          51)  Dreyfus New York Insured Tax Exempt Bond Fund
          52)  Dreyfus New York Municipal Cash Management
          53)  Dreyfus New York Tax Exempt Bond Fund, Inc.
          54)  Dreyfus New York Tax Exempt Intermediate Bond Fund
          55)  Dreyfus New York Tax Exempt Money Market Fund
          56)  Dreyfus 100% U.S. Treasury Intermediate Term Fund
          57)  Dreyfus 100% U.S. Treasury Long Term Fund
          58)  Dreyfus 100% U.S. Treasury Money Market Fund
          59)  Dreyfus 100% U.S. Treasury Short Term Fund
          60)  Dreyfus Pennsylvania Intermediate Municipal Bond Fund
          61)  Dreyfus Pennsylvania Municipal Money Market Fund
          62)  Dreyfus Premier California Municipal Bond Fund
          63)  Dreyfus Premier Equity Funds, Inc.
          64)  Dreyfus Premier Global Investing, Inc.
          65)  Dreyfus Premier GNMA Fund
          66)  Dreyfus Premier Growth Fund, Inc.
          67)  Dreyfus Premier Insured Municipal Bond Fund
          68)  Dreyfus Premier Municipal Bond Fund
          69)  Dreyfus Premier New York Municipal Bond Fund
          70)  Dreyfus Premier State Municipal Bond Fund
          71)  Dreyfus Premier Value Fund
          72)  Dreyfus S&P 500 Index Fund
          73)  Dreyfus Short-Intermediate Government Fund
          74)  Dreyfus Short-Intermediate Municipal Bond Fund
          75)  The Dreyfus Socially Responsible Growth Fund, Inc.
          76)  Dreyfus Stock Index Fund, Inc.
          77)  Dreyfus Tax Exempt Cash Management
          78)  The Dreyfus Third Century Fund, Inc.
          79)  Dreyfus Treasury Cash Management
          80)  Dreyfus Treasury Prime Cash Management
          81)  Dreyfus Variable Investment Fund
          82)  Dreyfus Worldwide Dollar Money Market Fund, Inc.
          83)  General California Municipal Bond Fund, Inc.
          84)  General California Municipal Money Market Fund
          85)  General Government Securities Money Market Fund, Inc.
          86)  General Money Market Fund, Inc.
          87)  General Municipal Bond Fund, Inc.
          88)  General Municipal Money Market Fund, Inc.
          89)  General New York Municipal Bond Fund, Inc.
          90)  General New York Municipal Money Market Fund




(b)
                                                            Positions and
Name and principal       Positions and offices with         offices with
business address         the Distributor                    Registrant
__________________       ___________________________        _____________

Marie E. Connolly+       Director, President, Chief         President and
                         Executive Officer and Compliance   Treasurer
                         Officer

Joseph F. Tower, III+    Senior Vice President, Treasurer   Assistant
                         and Chief Financial Officer        Treasurer

John E. Pelletier+       Senior Vice President, General     Vice President
                         Counsel, Secretary and Clerk       and Secretary

Frederick C. Dey++       Senior Vice President              Vice President
                                                            and Assistant
                                                            Treasurer

Eric B. Fischman++       Vice President and Associate       Vice President
                         General Counsel                    and Assistant
                                                            Secretary

Paul Prescott+           Vice President                     None

Elizabeth Bachman++      Assistant Vice President           Vice President
                                                            and Assistant
                                                            Secretary

Mary Nelson+             Assistant Treasurer                None

John J. Pyburn++         Assistant Treasurer                Assistant
                                                            Treasurer

Jean M. O'Leary+         Assistant Secretary and            None
                         Assistant Clerk

John W. Gomez+           Director                           None

William J. Nutt+         Director                           None


________________________________
 +  Principal business address is One Exchange Place, Boston, Massachusetts
    02109.
++  Principal business address is 200 Park Avenue, New York, New York
    10166.

Item 30.   Location of Accounts and Records
           ________________________________

           1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           2.  The Bank of New York
               90 Washington Street
               New York, New York 10286

           3.  Dreyfus Transfer, Inc.
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           4.  The Dreyfus Corporation
               200 Park Avenue
               New York, New York 10166

Item 31.   Management Services
_______    ___________________

           Not Applicable

Item 32.   Undertakings
________   ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and in connection with such meeting to comply with the provisions of
           Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

                                 SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 21 day of May, 1997.

               Dreyfus New Jersey Municipal Money Market Fund, Inc.

          BY: /s/   Marie E. Connolly*
                   ____________________________
                   Marie E. Connolly, PRESIDENT

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signatures                     Title                           Date
__________________________      _______________________________     ________

/s/Marie E. Connolly*           President and Treasurer (Principal   5/21/97
______________________________  Executive, Financial and Accounting
Marie E. Connolly               Officer)


/s/David W. Burke*              Board Member                         5/21/97
_____________________________
David W. Burke


/s/Samuel Chase*                Board Member                         5/21/97
______________________________
Samuel Chase


/s/Gordon J. Davis*             Board Member                         5/21/97
_____________________________
Gordon J. Davis


/s/Joseph S. DiMartino*         Board Member                         5/21/97
_____________________________
Joseph S. DiMartino


/s/Joni Evans*                  Board Member                         5/21/97
_____________________________
Joni Evans


/s/Arnold Hiatt*                Board Member                         5/21/97
_____________________________
Arnold Hiatt


/s/David J. Mahoney*            Board Member                         5/21/97
_____________________________
David J. Mahoney


/s/Burton N. Wallack*           Board Member                         5/21/97
_____________________________
Burton N. Wallack




*BY:     /s/Elizabeth A. Keeley
         _________________________
         Elizabeth A. Keeley,
         Attorney-in-Fact


                              INDEX OF EXHIBITS
                              ________________


        Exhibit No.
        ___________


        24(b)(11)              Consent of Ernst & Young LLP
        24(b)(17)              Financial Data Schedule